Exhibit 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT, dated as of June 3, 2011 (this “Amendment”), amends the Credit Agreement, dated as of November 30, 2010 (the “Credit Agreement”), among ABM Industries Incorporated (the “Borrower”), various financial institutions (the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

WHEREAS, the parties hereto desire to amend the Credit Agreement as more fully set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is amended by amending clause (v) of the definition of “Permitted Acquisition” in its entirety to read as follows:

(v) both before and after giving effect to such Acquisition, the Leverage Ratio shall not be greater than (x) for any Acquisition occurring on or prior to June 3, 2012, 3.25 to 1.0, and (y) for any Acquisition occurring thereafter, 3.10 to 1.0, and

SECTION 2 Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the effectiveness hereof:

(a) each representation and warranty set forth in Article V of the Credit Agreement, as amended hereby is true and correct in all material respects as of the Effective Date (as defined below), except to the extent that any such representation and warranty specifically refers to an earlier date, in which case it shall be true and correct in all material respects as of such earlier date; and

(b) no Default exists.

SECTION 3 Effectiveness. This Amendment shall become effective as of the date first written above when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors and the Required Lenders (the “Effective Date”).

SECTION 4 Miscellaneous.

4.1 Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan

Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.

4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of an originally executed counterpart hereof.

4.3 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

4.4 Successors and Assigns. This Amendment shall binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

Delivered as of the day and year first above written.

ABM INDUSTRIES INCORPORATED

By:	/s/ D. Anthony Scaglione
Title:	VP, Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Fani Davidson
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, as L/C Issuer and as Swing Line Lender

By:	/s/ Ronald J. Drobny
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Keith Winzenrien
Title:

RBS CITIZENS, N.A., as a Lender

By:	/s/ Paul Darrigo
Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Lender

By:	/s/ M. Iarriccio
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric Frandson
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael P. Dickman
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Frank Jancar
Title:	Vice President

SOVEREIGN BANK, as a Lender

By:	/s/ Cameron Gateman
Title:	SVP, Large Corp. Banking

BANK OF THE WEST, as a Lender

By:	/s/ Robert Kido
Title:	Vice President

PEOPLE’S UNITED BANK, as a Lender

By:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Shaheen Malik
Title:	Vice President

By:	/s/ Kevin Buddhdew
Title:	Associate

COMERICA BANK, as a Lender

By:	/s/ Joey Powell
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ George B. Davis
Title:	Vice President

PNC BANK, N.A., as a Lender

By:	/s/ Eleanor Orlando
Title:	Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason A. Huck
Title:	VP, Global Relationship Manager

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Daniel Boote
Title:

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Donald G. Cassidy, Jr.
Title:	Managing Director

CONFIRMATION

Dated as of June 3, 2011

To: Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below

Please refer to (a) the Credit Agreement, dated as of November 30, 2010 (the “Credit Agreement”), among ABM Industries Incorporated (the “Borrower”), various financial institutions (the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”); (b) the Subsidiary Guaranties (as defined in the Credit Agreement) and (c) the First Amendment dated as of the date hereof to the Credit Agreement (the “First Amendment”).

Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that, after giving effect to the First Amendment and the transactions contemplated thereby, the Subsidiary Guaranties continue in full force and effect and are the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with their terms.

[Signatures begin on next page]

ABM JANITORIAL SERVICES, INC.

ABM JANITORIAL SERVICES – MID-ATLANTIC, INC.

ABM JANITORIAL SERVICES – MIDWEST, LLC

ABM JANITORIAL SERVICES – NORTH CENTRAL, INC.

ABM JANITORIAL SERVICES – NORTHEAST, INC.

ABM JANITORIAL SERVICES – NORTHERN CALIFORNIA

ABM JANITORIAL SERVICES – NORTHWEST, INC.

ABM JANITORIAL SERVICES – SOUTH CENTRAL, INC.

ABM JANITORIAL SERVICES – SOUTHEAST, LLC

ABM JANITORIAL SERVICES – SOUTHWEST, INC.

ALLIED MAINTENANCE SERVICES, INC.

AMERICAN BUILDING MAINTENANCE CO. OF HAWAII

AMERICAN PUBLIC SERVICES

DIVERSCO, INC.

ONESOURCE FACILITY SERVICES, LLC

ONESOURCE HOLDINGS, LLC

ONESOURCE LANDSCAPE & GOLF SERVICES, INC.

SM NEWCO CORP.

SERVALL SERVICES INC.

ABM ENGINEERING SERVICES CO.

ABM FACILITY SERVICES COMPANY

ABM SHARED SERVICES, INC.

ABM SECURITY SERVICES, INC.

AMPCO-M

AMPCO SYSTEM PARKING

ELITE SECURITY, INC.

SSA SECURITY, INC.

By:	/s/ D. Anthony Scaglione
Title:	VP, Treasurer

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